Page 12 of 15 Pages

                                    EXHIBIT A

             IDENTIFICATION AND CLASSIFICATION OF REPORTING PERSONS

       Pursuant  to  Item  7  herein,   below  are  the   identity  and  Item  3
classification of each entity and person making this joint filing:

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    Name of Entity/Person                       Item 3 Classification
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Andor Capital Management, L.L.C.     Investment  adviser  registered  under  the
                                     Investment   Advisers   Act  of  1940,   as
                                     amended,       in      accordance      with
                                     ss.240.13d-1(b)(1)(ii)(E).

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Andor Capital Management, Inc.       A parent holding  company or control person
                                     of  Andor  Capital  Management,  L.L.C.  in
                                     accordance withss.240.13d-1(b)(1)(ii)(G).
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Daniel C. Benton                     A parent holding  company or control person
                                     of  Andor  Capital  Management,  L.L.C.  in
                                     accordance withss.240.13d-1(b)(1)(ii)(G).
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Christopher M. James                 A parent holding  company or control person
                                     of Andor Capital Management, L.L.C. in accordance withss.240.13d-1(b)(1)(ii)(G).
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